Notice to Fund Shareholders

Nuveen Build America Bond Opportunity Fund (NBD) (“Registrant”)

March 9, 2012

Notice is being provided that the definitive proxy statement filed on June 22, 2011 (filing type DEF 14A, Accession No. 0000950123-11-060850) was submitted in error for the Registrant and should be disregarded.